BORROWINGS	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
BORROWINGS	FINANCE COSTS

	For years ended December 31,
	2025	2024
Interest expenses from financial liabilities
Borrowings (note 23)	$9,387	$9,387
Accretion on deferred and contingent consideration (note 29)	10,326	9,182
Other finance costs
Accretion of environmental obligations (note 24)	4,335	4,387
Financing component of streaming arrangements (note 22)	26,527	6,641
Other interest expense	1,431	1,826
Foreign exchange	11,094	2,670
Borrowing costs capitalized(1)	(36,550)	(14,817)
Total finance costs	$26,550	$19,276
(1) Borrowing costs have been capitalized and allocated mostly to the development of Kurmuk, with an immaterial amount allocated to Sadiola Phase 1 expansion. The weighted average borrowing rate used for the capitalization was 10.4% for the year ended December 31, 2025 (2024 - 7%).
BORROWINGS

Convertible Debenture
Borrowings - January 1, 2024	$103,457
Change in fair value of debt	(7,101)
Borrowings - December 31, 2024	$96,356
Change in fair value of debt	57,956
Borrowings - December 31, 2025	$154,312

Convertible Debentures

On August 30, 2023, the Company issued 107,279 convertible debentures at a price of $1,000 per unit. Each convertible debenture entitled the holder to receive one unsecured convertible debenture of AMC, which was subsequently exchanged for one unsecured convertible debenture of the Company on an economically equivalent basis on September 7, 2023. The convertible debentures bear interest at 8.75% annually, payable semi-annually on September 30 and March 31 of each year, and a maturity date of 5 years. The Company incurred $5.3 million in costs related to this transaction.

The debentures are convertible at the holder's option into the Company's shares at any time during their five-year tenure at a price of $17.37 per share (“Conversion Price”). The Company has the right to force the conversion of all of the principal amount of the convertible debentures into common shares at the Conversion Price at any time after three years from the date of issuance, provided that the current market price is not less than 115% of the Conversion Price. The convertible debentures also contain embedded derivatives, including the right for conversion and the right to repay the principal amount in common shares upon maturity.

Using readily observable inputs from the market, the fair value of the convertible debentures as at December 31, 2025, was determined to be $154.3 million, net of $2.4 million interest payable. The net fair value loss of $57.9 million includes a $11.4 million gain from the change in credit risk conditions, recorded in OCI, and a $69.3 million loss from the change in option value and market conditions recorded in the consolidated statement of earnings (loss) for the year ended December 31, 2025.

Credit Facility

On December 18, 2024, the Company executed a credit facility for $40.0 million, plus an additional $10.0 million accordion, for a total of $50 million and a three-year term. The Company expects to use the funds for financial flexibility and general business purposes. Interest rates are determined based on the leverage ratio, ranging between 350 basis points ("bps") and 450 bps Secured Overnight Financing Rate ("SOFR") Loan or between 250 bps and 350 bps Canadian Prime Loan or Base Rate Loan, with a standby fee of between 87.5 bps and 112.5 bps.
The facility is subject to customary covenants and is secured by assets of the Company and its material subsidiaries. It contains certain financial covenants that include (a) a minimum interest coverage ratio; (b) a maximum net leverage ratio; and (c) a minimum liquidity level. As at December 31, 2025, the Company is in compliance with the covenants.

No funds have been withdrawn from the facility.